UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 15, 2020
FLEX LTD.
(Exact Name of Registrant as Specified in Its Charter)

Singapore	0-23354	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2 Changi South Lane, Singapore		486123
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (65) 6876-9899
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, No Par Value	FLEX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Executive Compensation

Incentive Bonus Plan for Second Half of Fiscal 2021

On September 15, 2020, the Board of Directors of Flex Ltd. (the “Company”) approved the Company’s Incentive Bonus Plan for the second half of fiscal year 2021. As previously disclosed, no bonus payouts will be made with respect to the first two quarters of fiscal year 2021. The second half plan provides the Company’s executive officers with the opportunity to earn cash bonuses based upon the achievement of pre-established performance goals. Total bonus opportunities will be based on achievement of performance targets for the second half of fiscal year 2021. Performance measures under the plan will be: operating profit, free cash flow and revenue targets at the Company level; and, additionally for certain executives, operating profit and revenue targets at the business unit level.

Under the Incentive Bonus Plan, target award opportunities are set at various percentages of base salary, which will be: 150% of base salary for the second half of fiscal year 2021 in the case of the Chief Executive Officer; 110% of base salary for the second half of fiscal year 2021 in the case of the Chief Financial Officer; and between 100% and 110% of base salary for the second half of fiscal year 2021 in the cases of other named executive officers, except that Chris Collier, the Company’s former Chief Financial Officer, will not be eligible for a bonus. Actual payout opportunities for each bonus component will range from a threshold of 10% of target for operating profit, 40% of target for revenue, and 50% of target for free cash flow, to a maximum of 200% of target (for all metrics), in each case based on achievement of the performance measures. If the Company or business unit fails to achieve the threshold level for any performance measure, no payout is awarded for that measure. Actual bonus payouts based on achievement of performance goals will be subject to modification if the Company exceeds pre-established levels of inventory turns. In addition, Company operating profit will be a funding metric for all Company bonus plans, including the executive plan, such that actual bonus payouts for executives may increase or decrease based on the level of Company operating profit versus target. For purposes of determining achievement of award opportunities, the incentive bonus plan uses adjusted, non-GAAP measures.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEX LTD.

Date: September 18, 2020

	By:	/s/ Paul R. Lundstrom
		Name:	Paul R. Lundstrom
		Title:	Chief Financial Officer

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